UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2014

WESTLAKE CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 5, 2014, Westlake Chemical Corporation (the “Company”) issued a press release announcing its 2014 first quarter earnings. A copy of the press release is furnished with this Current Report as Exhibit 99.1.
The information furnished pursuant to this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Westlake Chemical Corporation under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein.
Item 7.01. Regulation FD Disclosure.
The Company is holding a conference call on May 5, 2014 to discuss its 2014 first quarter results. Information about the call can be found in the press release furnished with this Current Report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:
99.1    Press release issued on May 5, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION
Date:	May 5, 2014	By:	/S/ ALBERT CHAO
Albert Chao President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on May 5, 2014.